Financial result	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Financial result
4.4 Financial result

	Three-month period ended June 30,		Six-month period ended June 30,
(CHF in millions)	2023	2022	2023	2022

Interest income	4.1	1.1	6.1	1.4
Interest income on employee benefits	0.1	0.0	0.2	0.0
Financial income	4.3	1.1	6.4	1.4
Bank charges	(0.5)	(0.2)	(1.0)	(0.4)
Interest expenses leases	(1.3)	(1.3)	(2.3)	(2.6)
Interest expenses on employee benefits	(0.1)	—	(0.3)	0.0
Financial expenses	(1.9)	(1.5)	(3.6)	(3.0)
Foreign exchange gain/(losses)	(48.5)	32.2	(39.7)	49.3
Change in fair value of foreign exchange derivatives	—	0.1	—	0.1
Foreign exchange result	(48.5)	32.3	(39.7)	49.5
Financial result	(46.1)	31.8	(36.9)	47.9
The increase in foreign exchange gain/(losses) during the three and six months period ended June 30, 2023 was primarily due to the negative effect to our monetary assets from the fluctuation in the exchange rates, in particular the CHF/USD exchange rate.